UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2024
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Gold Flora Corporation
(Exact name of registrant as specified in its charter)
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Delaware	0-56348	93-2261104
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3165 Red Hill Avenue
Costa Mesa, CA 92626
(Address of Principal Executive Offices, including Zip Code)
(949) 252-1908
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 14, 2024, Gold Flora Corporation (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1. the election of six director nominees to the Company’s Board of Directors, each to serve as a director until the 2025 Annual Meeting of Stockholders and until a successor is duly elected and qualified; and

2. the ratification of the appointment of Macias Gini & O’Connell LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.

The voting results are reported below.

Proposal 1 – Election of Directors

Laurie Holcomb, Michael W. Lau, Heather Molloy, Jeffery Sears, Al Foreman and Mark Castaneda were elected as members of the Company’s Board of Directors, each to serve as a director until the 2025 Annual Meeting of Stockholders and until a successor is duly elected and qualified. The results of the election were as follows:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Laurie Holcomb	65,006,286	344,435	301,296	36,134,982
Michael W. Lau	64,433,809	283,673	934,535	36,134,982
Heather Molloy	64,578,216	138,134	935,667	36,134,982
Jeffery Sears	64,578,059	138,423	935,535	36,134,982
Al Foreman	64,627,745	617,758	406,514	36,134,982
Mark Castaneda	64,568,529	148,208	935,280	36,134,982

Proposal 2 - Ratification of the Appointment of Macias Gini & O’Connell LLP

The appointment of Macias Gini & O’Connell LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified. There were no broker non-votes on this proposal. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
100,934,686	509,208	343,105

Item 7.01 Regulation FD Disclosure.

On June 14, 2024, the Company issued a press release announcing the results of the Annual Meeting. A copy of the press release is furnished as Exhibit 99.1, and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Gold Flora Corporation dated June 14, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD FLORA CORPORATION

Dated: June 14, 2024	By:	/s/ Marshall Minor
	Name:	Marshall Minor
	Title:	Chief Financial Officer
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